Exhibit 10.1

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
by and among
Onex Holders (as defined herein),
Greystone Holders (as defined herein)
and
Skilled Healthcare Group, Inc.

Dated as of August 18, 2014

This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of August 18, 2014 and becoming effective as of the Closing Date (as hereinafter defined) (the “Effective Date”), is by and among Skilled Healthcare Group, Inc. a Delaware corporation (the “Company”), the Holders listed on Schedule A attached hereto (collectively, the “Onex Holders”), and the Holders listed on Schedule B attached hereto (collectively, the “Greystone Holders” and, together with the Onex Holders, the “Investors”).
W I T N E S S E T H:
WHEREAS, the Company and the Onex Holders (or their transferors or predecessors) holding shares of Class B Stock at such time entered into that certain Registration Agreement, dated as of December 27, 2005 (the “Original Agreement”), for purposes of setting forth the registration rights of such investors with respect to the equity securities of the Company;
WHEREAS, pursuant to Section 10(c) of the Original Agreement, the Company, a majority of the Onex Investors (as defined in the Original Agreement), and the holders of at least a majority of the Registrable Securities (as defined in the Original Agreement), hereby desire to amend and restate the Original Agreement as set forth in this Agreement, with those Investors listed on Schedule A attached hereto being Onex Holders under this Agreement, and those Investors listed on Schedule B attached hereto being Greystone Holders under this Agreement; and
WHEREAS, the Company and the Investors acknowledge and agree that this Agreement shall become effective as of the Closing Date (as hereinafter defined).
NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1.Certain Definitions.
In addition to the terms defined elsewhere in this Agreement, the following terms shall have the following meanings:
“Affiliate” of any Person means any other Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlling,” “controlled by” and “under common control with”) as used with respect to any Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.
“Agreement” means this Amended and Restated Registration Rights Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to this Registration Rights Agreement as the same may be in effect at the time such reference becomes operative.
“Blackout Period” has the meaning set forth in Section 6(e) hereof.
“Business Day” means any day, except a Saturday, Sunday or legal holiday on which banking institutions in the City of New York are authorized or obligated by law or executive order to close.
“Class B Common Stock” means Class B Common Stock, par value $0.001 per share, of the Company.
“Closing Date” has the meaning set forth in the Purchase Agreement.
“Common Stock” means Class A common stock, par value $0.001 per share, of the Company.
“Company” has the meaning set forth in the introductory paragraph and includes any other person referred to in the second sentence of Section 13(c) hereof.
“Delay Period” has the meaning set forth in Section 3(d) hereof.
“Demand Registration” has the meaning set forth in Section 3(a) hereof.
“Demand Registration Statement” has the meaning set forth in Section 3(a) hereof.
“Effective Date” has the meaning set forth in the introductory paragraph.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Expense Condition” has the meaning set forth in Section 3(b) hereof.
“Full Cooperation” means, in connection with any underwritten offering, where, in addition to the cooperation otherwise required by this Agreement, (a) members of senior management of the Company (including the chief executive officer and chief financial officer) fully cooperate with the underwriter(s) in connection therewith and make themselves available to participate in “road-show” and other customary marketing activities in such locations (domestic and foreign) as recommended by the underwriter(s) (including one-on-one meetings with prospective purchasers of the Registrable Securities) and (b) the Company prepares preliminary and final prospectuses (preliminary and final prospectus supplements in the case of an offering pursuant to the Shelf Registration Statement) for use in connection therewith containing such additional information as reasonably requested by the underwriter(s) (in addition to the minimum amount of information required by law, rule or regulation).
“Governmental Entity” means any national, federal, state, municipal, local, territorial, foreign or other government or any department, commission, board, bureau, agency, regulatory authority or instrumentality thereof, or any court, judicial, administrative or arbitral body or public or private tribunal.
“Greystone Exchangeable LLC Interests” means the Greystone Class A Units (as defined in the Purchase Agreement) held by the Greystone Holders or any of their respective Permitted Transferees.
“Greystone Holders” has the meaning set forth in the introductory paragraph.
“Holders” means the Investors and any Persons that subsequently hold Registrable Securities and have been assigned, in accordance with Section 10, rights to cause the Company to register such Registrable Securities. In this Agreement, (a) the Greystone Holders shall be considered a “Holder” for purposes of requesting actions to be taken when a majority in interest of the Greystone Holders has approved taking such action, and (b) the Onex Holders shall be considered a “Holder” for purposes of requesting actions to be taken when a majority in interest of the Onex Holders has approved taking such action.
“Immediate Family Member” means, with respect to any Person, (a) the spouse, former spouse, child, step-child, sibling, niece, nephew, parent, grandparent or any lineal descendent (whether by blood or adoption) of such Person, or a parent, grandparent or any lineal descendent (whether by blood or adoption) of such Person’s spouse, (b) any corporation, partnership or limited liability company all or substantially all of the equity interests in which are owned by a person described in clause (a) above, or (c) a trust, custodial account or guardianship administered primarily for the benefit of a person described in clause (a) above.

“Initiating Holders” has the meaning set forth in Section 3(a) hereof.
“Investors” has the meaning set forth in the introductory paragraph.
“Lock-up Expiration” means the earlier of (i) 18 months plus the duration of any Delay Period or Blackout Period from the Effective Date and (ii) the date on which the Onex Holders and their Permitted Transferees first hold less than 10% of the Registrable Securities held by the Onex Holders as of the Effective Date.
“NYSE” means the New York Stock Exchange, Inc.
“Onex Holders” has the meaning set forth in the introductory paragraph.
“Permitted Transferee” means (a) with respect to any Holder, (i) any corporation, partnership or limited liability company all or substantially all of the equity interests in which are owned, directly or indirectly, by such Holder, or (ii) to any Immediate Family Member of such Holder, (b) with respect to any Greystone Holder, any other Greystone Holder, (c) with respect to any Onex Holder, any other Onex Holder or any Affiliate of an Onex Holder, and (d) with respect to GEN Management, LLC and GEN Management Investors, LLC, any holder of equity interests therein.
“Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, Governmental Entity or any other entity.
“Piggyback Registration” has the meaning set forth in Section 4(a) hereof.
“Piggyback Registration Notice” has the meaning set forth in Section 4(a) hereof.
“Piggyback Registration Statement” has the meaning set forth in Section 4(a) hereof.
“Prospectus” means the prospectus or prospectuses forming a part of, or deemed to form a part of, or included in, or deemed included in, any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus or prospectuses.
“Purchase Agreement” means the Purchase and Contribution Agreement, dated as of August 18, 2014, by and between the Company and FC-GEN Operations Investment, LLC.

“Registrable Securities” means (a) any shares of Common Stock held by the Onex Holders and any shares of Common Stock issuable upon conversion of the Class B Common Stock held by the Onex Holders, (b) any shares of Common Stock issued as Stock Consideration or issuable upon the exercise of securities issued as Stock Consideration, (c) all shares of Common Stock issued or issuable upon exchange of the Greystone Exchangeable LLC Interests and (d) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any right or other security which is issued as) a stock dividend, stock split or other distribution with respect to, or in exchange for or in substitution of such shares of Common Stock referred to in clauses (a), (b) or (c) or in connection with a combination of shares, reclassification, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (i) they are distributed pursuant to an effective Registration Statement under the Securities Act, (ii) they are sold pursuant to Rule 144 (or any similar provision then in force under the Securities Act), (iii) they shall have ceased to be outstanding, or (iv) they shall have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities. No Registrable Securities may be registered under more than one Registration Statement at any one time.
“Registrable Securities then outstanding” means the number of shares determined by adding the number of shares of Common Stock outstanding that are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities that are, Registrable Securities.
“Registration Statement” means any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all materials incorporated by reference in such Registration Statement.
“Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such rule.
“Rule 415” means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC as a replacement thereto having substantially the same effect as such rule.
“SEC” means the Securities and Exchange Commission.
“Secondary Offering Size” has the meaning set forth in Section 3(a) hereof.

“Securities Act” means the Securities Act of 1933, as amended.
“Shelf Registration Statement” has the meaning set forth in Section 2 hereof.
“Stock Consideration” means the shares of Common Stock (or securities exercisable therefor) issued to the Investors pursuant to the Purchase Agreement.
“Stock Repurchase” has the meaning set forth in Section 4(b) hereof.
“Suspension Notice” has the meaning set forth in Section 6(e) hereof.
“Transfer” has the meaning set forth in Section 11 hereof.
“underwritten registration or underwritten offering” means an offering in which securities of the Company are sold to one or more underwriters (as defined in Section 2(a)(11) of the Securities Act) for resale to the public.
2.    Shelf Registration Statements.
At the request of a Holder, the Company shall use its best efforts to promptly file a registration statement on Form S-3 or such other form under the Securities Act then available to the Company providing for (a) the issuance of Common Stock upon an exchange, from time to time, of Greystone Exchangeable LLC Interests held by any Greystone Holder and (b) the resale pursuant to Rule 415 from time to time by the requesting Holder of such number of shares of Registrable Securities requested by such Holder to be registered thereby (including the Prospectus, amendments and supplements to the shelf registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such shelf registration statement, the “Shelf Registration Statement”). The Company shall use its best efforts to cause the Shelf Registration Statement to be declared effective by the SEC as of immediately following the Lock-up Expiration. The Company shall maintain the effectiveness of the Shelf Registration Statement (or a replacement thereof) for as long as any Holder owns any Registrable Securities.
3.    Demand Registrations.
(a)    Right to Request Registration. Subject to the conditions of this Section 3, if the Company shall receive at any time a written request (a “Demand Registration”) from the Onex Holders, on the one hand, or the Greystone Holders, on the other hand, that the Company file a Registration Statement (including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement, a “Demand Registration Statement”) covering the registration of a number of Registrable Securities specified in such request; provided, however, that the amount specified in such request, net of applicable underwriting discounts, selling commissions and stock transfer taxes, shall have a value (based on current market price) of at least $30,000,000 or, if less than $30,000,000, an amount sufficient to permit, after taking into account the allocation provisions of Section 3(c), the sale of all of the Registrable Securities held by whichever of the Onex Holders or the Greystone Holders are requesting such Demand Registration (the “Secondary Offering Size”) (such Holders making the written request, the “Initiating Holders”), then the Company shall (x) within fifteen (15) days of the receipt thereof, give written notice of such request to all Holders, and, (y) subject to the limitations of Section 3(d), use its best efforts to, as soon as practicable, effect the registration under the Securities Act of the Registrable Securities the Company has been so requested to register by the Initiating Holders, together with all or such portion of Registrable Securities of any Holder joining in such request as are specified in a written request received by the Company within fifteen (15) Business Days after the giving of the written notice from the Initiating Holders specified above and are within the limit specified in Section 3(c). In connection with each such Demand Registration, the Company shall cause there to occur Full Cooperation.
(b)    Number of Demand Registrations.
(i)    Notwithstanding any Demand Registrations by the Greystone Holders, the Onex Holders will be entitled to request two (2) Demand Registrations pursuant to Section 3(a) during the 18 month period following the Effective Date; provided, that such 18 month period shall be extended by an amount of time equal to the duration of any Blackout Period or Delay Period occurring during such period (as it may be so extended). Notwithstanding any Demand Registrations by the Onex Holders, the Greystone Holders shall be entitled to request one (1) Demand Registration pursuant to Section 3(a) during the 18 month period following the Effective Date (as extended by the duration of any Blackout Period or Delay Period as described above); provided, however, that, if the notice of Demand Registration is delivered prior to the Lock-up Expiration, the number of Registrable Securities registered on such Demand Registration Statement by the Greystone Holders (or their successors) shall not exceed 10% of the total outstanding Common Stock on a fully-diluted and as-exchanged basis. A registration shall not count as one of the permitted Demand Registrations pursuant to Section 3(a): (A) until the related Demand Registration Statement has become effective or (B) if there was not Full Cooperation in connection therewith. Expenses incurred in connection with a Demand Registration Statement effected pursuant to this Section 3(b)(i) shall be paid in accordance with Section 7(a).

(ii)    Notwithstanding Section 3(b)(i), after the Lock-up Expiration, the Greystone Holders will be entitled to unlimited Demand Registrations pursuant to Section 3(a) until such time as the Greystone Holders no longer hold any Registrable Securities; provided, that, if either (A) prior thereto, the Greystone Holders have exercised their right to request one (1) Demand Registration pursuant to Section 3(a)(i) or (B) the notice of Demand Registration is delivered following the expiration of the 18 month period following the Effective Date (as extended by the duration of any Blackout Period or Delay Period) (in each case of clause (A) and (B), an “Expense Condition”), the Holders selling Registrable Securities on the Demand Registration Statement shall be required to pay for or reimburse the Company for expenses incurred in connection with such Demand Registration Statement pursuant to Section 7(b).
(c)    Priority on Demand Registrations. In any Demand Registration pursuant to Section 3(a), the securities to be included shall be limited to (x) a number of Registrable Securities not exceeding 74.25% of the Secondary Offering Size to be sold by Onex Holders and (y) a number of Registrable Securities not exceeding 25.75% of the Secondary Offering Size to be sold by Greystone Holders; provided, however, that if the non-Initiating Holder declines to sell its maximum allocation in such Demand Registration pursuant to the limitations set forth in this Section 3, then such unused allotment shall be allocated (i) first, to Registrable Securities held by the Initiating Holder and (ii) second, if the Initiating Holder declines to sell an amount of Registrable Securities equal to the unused allotment, to shares of Common Stock to be issued by the Company if it, in its sole discretion, determines to sell such shares (such amount not to exceed the remaining amount of such unused allotment). The Initiating Holder may, by written notice to the Company (which shall provide such notice to all Holders that have elected to participate in such Demand Registration) at least five (5) Business Days prior to the filing of the first preliminary prospectus to be used for distribution in respect of such Demand Registration Statement, change the Secondary Offering Size; provided, that no such notice shall be required to be given with respect to an increase of the Secondary Offering Size resulting from the exercise of any over-allotment option in respect of such Demand Registration, or with respect to any other upward or downward change of less than twenty percent (20%) with respect to the overall Secondary Offering Size (such overall Secondary Offering Size to include the amount of any over-allotment option that could be exercised in connection therewith). Following the receipt of such written notice, the non-Initiating Holder shall then have two (2) Business Days to provide written notice to the Company stating that it will (i) withdraw from such offering if it previously indicated it would participate or (ii) if it had previously elected not to participate in such Demand Registration, participate and provide the number of Registrable Securities it will sell, subject to the limitations set forth in this Section 3. If a Demand Registration pursuant to Section 3 involves an underwritten offering and the managing underwriter shall advise the Company that in its opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering without having an adverse effect on such offering, including the price at which such securities can be sold, then, subject to the preceding sentence, the Company shall include in such registration the maximum number of shares that such underwriter advises can be so sold without having such effect, allocated (i) first, to Registrable Securities requested by the Holders to be included in such registration and (ii) second, among all shares of Common Stock requested to be included in such registration by any other Persons (including securities to be sold for the account of the Company) allocated among such Persons in such manner as they may agree; provided, however, if such underwriter determines that the Registrable Securities requested by the Holders to be included in such registration pursuant to the first three sentences of this Section 3(c) exceeds the number that can be sold in such offering without having an adverse effect on such offering, including the price at which such securities can be sold, then the Registrable Securities that are included in such offering shall be (x) in the case of a Demand Registration under Section 3(b)(i), apportioned 74.25% to the Onex Holders and 25.75% to the Greystone Holders (but not in excess of the number of Registrable Securities that the Onex Holders and Greystone Holders, respectively, have requested to be included in such Demand Registration), and further apportioned among the Onex Holders, on the one hand, and the Greystone Holders, on the other hand, on a pro rata basis in accordance with the number of Registrable Securities held by each such Onex Holder and Greystone Holder, as applicable; or (y) in the case of a Demand Registration under Section 3(b)(ii), apportioned among the Onex Holders, on the one hand, and the Greystone Holders, on the other hand, on a pro rata basis in accordance with the number of Registrable Securities held by each such Onex Holder and Greystone Holder, as applicable, and further apportioned in such other proportions as shall mutually be agreed to by all such selling Holders; provided, however, that in the event that the Greystone Holders make the first request of a Demand Registration pursuant to Section 3(a)(i), then in the case of the first Demand Registration under Section 3(b)(ii), the Registrable Securities that are included in such offering shall be apportioned 50.0% to the Onex Holders and 50.0% to the Greystone Holders (but not in excess of the number of Registrable Securities that the Onex Holders have requested to be included in such Demand Registration), and further apportioned among the Onex Holders, on the one hand, and the Greystone Holders, on the other hand, on a pro rata basis in accordance with the number of Registrable Securities held by each such Onex Holder and Greystone Holder, as applicable. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.
(d)    Restrictions on Demand Registrations. The Company may postpone the filing or the effectiveness of a Demand Registration Statement if, based on the good faith judgment of the Company’s Board of Directors, such postponement is necessary in order to avoid premature disclosure of a matter the Board of Directors has determined would not be in the best interest of the Company to be disclosed at such time; provided, however, that majority in interest of the

Holders requesting such Demand Registration Statement shall be entitled, at any time after receiving notice of such postponement and before such Demand Registration Statement becomes effective, to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations. The Company shall provide written notice to the Holders of (i) any postponement of the filing or effectiveness of a Demand Registration Statement pursuant to this Section 3(d), (ii) the Company’s decision to file or seek effectiveness of such Demand Registration Statement following such postponement and (iii) the effectiveness of such Demand Registration Statement. The Company may defer the filing or effectiveness of a particular Demand Registration Statement pursuant to this Section 3(d) only once during any 12-month period. Notwithstanding the provisions of this Section 3(d), the Company may not postpone the filing or effectiveness of a Demand Registration Statement past the date that is the earliest of (x) the date upon which any disclosure of a matter the Board of Directors has determined would not be in the best interest of the Company to be disclosed is disclosed to the public or ceases to be material, (y) thirty (30) days after the date upon which the Board of Directors has determined such matter should not be disclosed and (z) such date that, if such postponement continued, would result in there being more than 45 days in the aggregate in any 12-month period during which the filing or effectiveness of one or more Registration Statements has been so postponed. The period during which filing or effectiveness is so postponed hereunder is referred to as a “Delay Period.”
4.    Piggyback Registrations.
(a)    Right to Piggyback. Whenever the Company proposes to publicly sell or register for sale any of its common equity securities pursuant to a registration statement (a “Piggyback Registration Statement”) under the Securities Act (other than a registration statement on Form S-8 or on Form S-4 or any similar successor forms thereto) (a “Piggyback Registration”), the Company shall give prompt written notice to the Holders of its intention to effect such sale or registration (the “Piggyback Registration Notice”) and, subject to Section 4(b), shall include in such transaction all Registrable Securities with respect to which the Company has received a written request from the Holders for inclusion therein within 15 days after the receipt of the Company’s notice. The Company may postpone or withdraw the filing or the effectiveness of a Piggyback Registration at any time in its sole discretion, without prejudice to the Holders’ right to immediately request a Demand Registration or Shelf Registration Statement hereunder. A Piggyback Registration shall not be considered a Demand Registration for purposes of Section 3 or a Shelf Registration Statement for purposes of Section 2.
(b)    Priority on Primary Registrations. If a Piggyback Registration is initiated as an underwritten primary registration on behalf of the Company where the primary use of proceeds does not include the repurchase, redemption, subscription or retirement of capital stock of the Company (a “Stock Repurchase”), and the managing underwriter advises the Company in writing that in its opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering without having an adverse effect on such offering, including the price at which such securities can be sold, then the Company shall include in such registration the maximum number of shares that such underwriter advises can be so sold without having such effect, allocated (i) first, to the securities the Company proposes to sell, (ii) second, to the Registrable Securities requested to be included therein by the Holders and (iii) third, among other securities requested to be included in such registration by other security holders of the Company on such basis as such holders may agree among themselves and the Company; provided, however, if such underwriter determines that the Registrable Securities requested by the Holders to be included in such registration pursuant to Section 4(b)(ii) above exceeds the number that can be sold in such offering without having an adverse effect on such offering, including the price at which such securities can be sold, then the Registrable Securities that are included in such offering shall be (x) if the Piggyback Registration Notice is delivered prior to the Lock-up Expiration, apportioned 74.25% to the Onex Holders and 25.75% to the Greystone Holders (but not in excess of the number of Registrable Securities that the Onex Holders and Greystone Holders, respectively, have requested to be included in such Piggyback registration), and further apportioned among the Onex Holders, on the one hand, and the Greystone Holders, on the other hand, on a pro rata basis in accordance with the number of Registrable Securities held by each such Onex Holder and Greystone Holder, as applicable, and (y) if the Piggyback Registration Notice is delivered after the Lock-up Expiration, apportioned to such Holders on a pro rata basis in accordance with the number of Registrable Securities held by each such Holder, or in each case in such other proportions as shall mutually be agreed to by all such selling Holders. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.
5.    Selection of Underwriters.
If any of the Registrable Securities covered by a Demand Registration Statement or a Shelf Registration Statement is to be sold in an underwritten offering, the Holders of the Registrable Securities to be included shall have the right to select the managing underwriter(s) to administer the offering subject to the prior approval of the Company, which approval shall not be unreasonably withheld.
6.    Procedures.
(a)    In connection with the registration and sale of Registrable Securities pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the Holders’ intended methods of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:
(i)    prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective as soon as practicable thereafter; and before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including any prospectus supplement for a shelf takedown), furnish to the Holders and the underwriter or underwriters, if any, copies of all such documents proposed to be filed, including documents incorporated by reference in the Prospectus and, if requested by the Holders, the exhibits incorporated by reference, and the Holders (and the underwriter(s), if any) shall have the opportunity to review and comment thereon, and the Company will make such changes and additions thereto as reasonably requested by the Holders (and the underwriter(s), if any) prior to filing any Registration Statement or amendment thereto or any Prospectus or any supplement thereto;
(ii)    prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period of not less than 180 days (plus, in each case, the duration of any Delay Period and any Blackout Period), in the case of a Demand Registration Statement or for as long as any Holder owns any Registrable Securities, in the case of a Shelf Registration Statement, or such shorter period as is necessary to complete the distribution of the securities covered by such Registration Statement and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the Holders thereof set forth in such Registration Statement and, in the case of the Shelf Registration Statement, prepare such prospectus supplements containing such disclosures as may be reasonably requested by the Holders or any underwriter(s) in connection with each shelf takedown;
(iii)    furnish to the Holders such number of copies of such Registration Statement, each amendment and supplement thereto, each Prospectus (including each preliminary Prospectus and Prospectus supplement) and such other documents as the Holders and any underwriter(s) may reasonably request in order to facilitate the disposition of the Registrable Securities, provided, however, that the Company shall have no such obligation to furnish copies of a final prospectus if the conditions of Rule 172(c) under the Securities Act are satisfied by the Company;
(iv)    use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions (domestic or foreign) as the Holders and any underwriter(s) reasonably requests and do any and all other acts and things that may be reasonably necessary or advisable to enable the Holders and any underwriter(s) to consummate the disposition in such jurisdictions of the Registrable Securities (provided, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph (iv), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction);
(v)    notify the Holders and any underwriter(s), at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of any event as a result of which any Prospectus contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading, and, at the request of the Holders or any underwriter(s), the Company shall prepare a supplement or amendment to such Prospectus so that, as thereafter supplemented and/or amended, such Prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;
(vi)    in the case of an underwritten offering, (A) enter into such agreements (including underwriting agreements in customary form), (B) take all such other actions as the Holders or the underwriter(s) reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, causing senior management and other Company personnel to cooperate with the Holders and the underwriter(s) in connection with performing due diligence) and (C) cause its counsel to issue opinions of counsel in form, substance and scope as are customary in primary underwritten offerings, addressed and delivered to the underwriter(s) and the Holders;
(vii)    in connection with each Demand Registration pursuant to Section 3, cause there to occur Full Cooperation and, in all other cases, cause members of senior management of the Company to be available to participate in, and to cooperate with the underwriter(s) in connection with customary marketing activities (including select conference calls and one-on-one meetings with prospective purchasers);
(viii)    make available for inspection by the Holders, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney, accountant or other agent retained by the Holders or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by the Holders, underwriter, attorney, accountant or agent in connection with such Registration Statement;
(ix)    use its best efforts to cause all such Registrable Securities to be listed on each securities exchange on which securities of the same class issued by the Company are then listed or, if no such similar securities are then listed, on the NYSE or a national securities exchange selected by the Company;
(x)    provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;
(xi)    if requested, cause to be delivered, immediately prior to the pricing of any underwritten offering, immediately prior to effectiveness of each Registration Statement (and, in the case of an underwritten offering, at the time of closing of the sale of Registrable Securities pursuant thereto), letters from the Company’s independent registered public accountants addressed to the Holders and each underwriter, if any, stating that such accountants are independent public accountants within the meaning of the Securities Act and the applicable rules and regulations adopted by the SEC thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent registered public accountants delivered in connection with primary underwritten public offerings;
(xii)    make generally available to its Holders a consolidated earnings statement (which need not be audited) for the 12 months beginning after the effective date of a Registration Statement as soon as reasonably practicable after the end of such period, which earnings statement shall satisfy the requirements of an earnings statement under Section 11(a) of the Securities Act; and
(xiii)    promptly notify the Holders and the underwriter or underwriters, if any:
(A)    when the Registration Statement, any pre-effective amendment, the Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement has been filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective;
(B)    of any written request by the SEC for amendments or supplements to the Registration Statement or any Prospectus or of any inquiry by the SEC relating to the Registration Statement or the Company’s status as a well-known seasoned issuer;
(C)    of the notification to the Company by the SEC of its initiation of any proceeding with respect to the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement; and
(D)    of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction.
(b)    The Company represents and warrants that no Registration Statement (including any amendments or supplements thereto and Prospectuses contained therein) shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading (except that the Company makes no representation or warranty with respect to information relating to the Holders furnished to the Company by or on behalf of the Holders specifically for use therein).
(c)    The Company shall make available to the Holders (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of each Registration Statement and any amendment thereto, each preliminary Prospectus and Prospectus and each amendment or supplement thereto, each letter written by or on behalf of the Company to the SEC or the staff of the SEC (or other governmental agency or self-regulatory body or other body having jurisdiction, including any domestic or foreign securities exchange), and each item of correspondence from the SEC or the staff of the SEC (or other governmental agency or self-regulatory body or other body having jurisdiction, including any domestic or foreign securities exchange), in each case relating to such Registration Statement or to any of the documents incorporated by reference therein, and (ii) such number of copies of each Prospectus, including a preliminary Prospectus, and all amendments and supplements thereto and such other documents as the Holders or any underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities. The Company will promptly notify the Holders of the effectiveness of each Registration Statement or any post-effective amendment or the filing of any supplement or amendment to such Shelf Registration Statement or of any Prospectus supplement. The Company will promptly respond to any and all comments received from the SEC, with a view towards causing each Registration Statement or any amendment thereto to be declared effective by the SEC as soon as practicable and shall file an acceleration request, if necessary, as soon as practicable following the resolution or clearance of all SEC comments or, if applicable, following notification by the SEC that any such Registration Statement or any amendment thereto will not be subject to review.
(d)    The Company may require the Holders to furnish to the Company any other information regarding the Holders and the distribution of such securities as the Company reasonably determines, based on the advice of counsel, is required to be included in any Registration Statement.
(e)    The Holders agree that, upon notice from the Company of the happening of any event as a result of which the Prospectus included (or deemed included) in such Registration Statement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading (a “Suspension Notice”), the Holders will forthwith discontinue disposition of Registrable Securities pursuant to such Registration Statement for a reasonable length of time not to exceed 10 days (30 days in the case of an event described in Section 3(d)) until the Holders is advised in writing by the Company that the use of the Prospectus may be resumed and is furnished with a supplemented or amended Prospectus as contemplated by Section 7(a); provided, however, that such postponement of sales of Registrable Securities by the Holders shall not exceed forty-five (45) days in the aggregate in any 12-month period. If the Company shall give the Holders any Suspension Notice, the Company shall extend the period of time during which the Company is required to maintain the applicable Registration Statements effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such Suspension Notice to and including the date the Holders either are advised by the Company that the use of the Prospectus may be resumed or receives the copies of the supplemented or amended Prospectus contemplated by Section 7(a) (a “Blackout Period”). In any event, the Company shall not be entitled to deliver more than a total of three (3) Suspension Notices or notices of any Delay Period in any 12-month period.
(f)    The Company shall not permit any officer, director, underwriter, broker or any other person acting on behalf of the Company to use any free writing prospectus (as defined in Rule 405 under the Securities Act) in connection with any registration statement covering Registrable Securities, without the prior written consent of the Holders and any underwriter.
7.    Registration Expenses.
(a)    Subject to Section 7(b), all expenses incident to the Company’s performance of or compliance with this Agreement, including, without limitation, all registration and filing fees (including SEC registration fees and filing fees with the Financial Industry Regulatory Authority, Inc., fees and expenses of compliance with securities or blue sky laws, listing application fees, printing expenses, transfer agent’s and registrar’s fees, cost of distributing Prospectuses in preliminary and final form as well as any supplements thereto, and fees and disbursements of counsel for the Company and all accountants and other Persons retained by the Company (but not including any underwriting discounts or commissions or transfer taxes, if any, attributable to the sale of Registrable Securities), shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of: (i) in the case of the Onex Holders being the Initiating Holders, a registration proceeding that is begun pursuant to Section 3 other than the first two such requested Demand Registrations (not including for these purposes any requested Demand Registration which is withdrawn pursuant to the provisions of Section 3(d), the expenses of which shall be borne by the Company), or (ii) in the case of the Greystone Holders being the Initiating Holders, a registration proceeding that is begun pursuant to Section 3 other than the first such requested Demand Registration (not including for these purposes any requested Demand Registration which is withdrawn pursuant to the provisions of Section 3(d), the expenses of which shall be borne by the Company), and in either such case such Initiating Holders requesting such Demand Registration shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration. The obligation of the Company to bear the expenses described in this Section 7(a) shall apply irrespective of whether any sales of Registrable Securities ultimately take place.
(b)    If a Demand Registration is requested by a Holder or Holders after the Lock-up Expiration and an Expense Condition is satisfied, such Holder or Holders selling Registrable Securities on such Demand Registration Statement shall be responsible for all expenses incurred (whether by the Holders or the Company) in effecting such Demand Registration Statement (pro rata based upon the number of Registrable Securities that are to be included by such requesting Holders in such Demand Registration). If the Company seeks reimbursement for expenses incurred by it in connection with effecting such registration, it shall provide its reasonable, documented expenses to the Initiating Holders no later than 30 days following the effectiveness of the Demand Registration Statement.
8.    Indemnification.
(a)    To the fullest extent permitted by law, the Company, as applicable, will indemnify and hold harmless each Holder joining in a registration and its directors and officers, any underwriter (as defined in the Securities Act) for it, and each Person, if any, who controls such Holder or such underwriter within the meaning of the Securities Act, from and against any losses, claims, damages, expenses (including reasonable attorneys’ fees and expenses and reasonable costs of investigation) or liabilities (collectively, the “Losses”), joint or several, to which they or any of them may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading in light of the circumstances under which they were made, provided, that the indemnity agreement contained in this Section 8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to a Holder, underwriter or control person for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon (i) an untrue statement or omission contained in such registration statement, preliminary prospectus, final prospectus or amendments or supplements thereto in reliance upon and in conformity with written information furnished by such Holder, underwriter or control person to the Company specifically for inclusion in the Registration Statement in connection with such registration, or (ii) such Holder’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such Holder with a sufficient number of copies of the same. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder, underwriter or control person and shall survive the transfer of such securities by such Holder.
(b)    To the fullest extent permitted by law, each Holder joining in a registration shall indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act, and each agent and any underwriter for the Company and any Person who controls any such agent or underwriter and each other Holder and any Person who controls such Holder (within the meaning of the Securities Act) against any losses, claims, damages, expenses (including reasonable attorney’s fees and expenses and reasonable costs of investigation) or liabilities to which the Company or any such director, officer, control person, agent, underwriter or other Holder may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon an untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement or omission was made in such registration statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by such Holder specifically for inclusion in such Registration Statement, provided, that the indemnity agreement contained in this Section 8(b) shall not apply to amounts paid in settlements effected without the consent of such Holder (which consent shall not be unreasonably withheld). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer, Holder, underwriter or control person and shall survive the Transfer of such securities by such Holder.
(c)    Any Person seeking indemnification under this Section 8 will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification, but the failure to give such notice will not affect the right to indemnification hereunder, except to the extent the indemnifying party is actually prejudiced by such failure and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest may exist between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party, and other indemnifying parties similarly situated, jointly to assume the defense of such claim with counsel reasonably satisfactory to the parties. In the event that the indemnifying parties cannot mutually agree as to the selection of counsel, each indemnifying party may retain separate counsel to act on its behalf and at its expense. The indemnified party shall in all events be entitled to participate in such defense at its expense through its own counsel. If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim.
(d)    If for any reason the foregoing indemnification is unavailable to any party or insufficient to hold it harmless as and to the extent contemplated by the preceding paragraphs of this Section 8, any Person who would otherwise be entitled to indemnification by the terms thereof shall nevertheless be entitled to contribution with respect to any Losses with respect to which such Person would be entitled to such indemnification but for such reason or reasons. In determining the amount of contribution to which the respective indemnified parties are entitled, each indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party, on the one hand, and the applicable indemnified party, as the case may be, on the other hand, and also the relative fault of the indemnifying party and any applicable indemnified party, as the case may be, as well as any other relevant equitable considerations. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person or entity who was not guilty of such fraudulent misrepresentation. No Holder shall be obligated to contribute to any loss, claim, damage, expense or liability for which it would not be obligated for indemnification under the terms of Section 8(b).
(e)    The aggregate liability of any Holder under this Section 8 with respect to any registration shall be limited to the net proceeds received by such Holder from sales of Registrable Securities pursuant to such registration.
(f)    Notwithstanding the foregoing, to the extent that the provisions on indemnification or contribution contained in the underwriting agreement entered into in connection with the underwritten registration or underwritten offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.
9.    Rule 144.
The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and it will take such further action as the Holders may reasonably request to make available adequate current public information with respect to the Company meeting the current public information requirements of Rule 144 under the Securities Act, to the extent required to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as Rule 144 may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Holders, the Company will deliver to the Holders a written statement as to whether it has complied with such information and requirements.
10.    Transfer of Registration Rights.
(a)    No Holder may transfer all or any portion of its then-remaining rights under this Agreement to any transferee other than a Permitted Transferee to whom such Holder Transfers Registrable Securities. Any transfer of registration rights pursuant to this Section 10 shall be effective upon receipt by the Company of (i) written notice from such Holder stating the name and address of any transferee and identifying the amount of Registrable Securities with respect to which the rights under this Agreement are being transferred and the nature of the rights so transferred and (ii) a written agreement from the transferee to be bound by all of the terms of this Agreement. Such Holder and such transferees may exercise the registration rights hereunder in such proportion (not to exceed the then-remaining rights hereunder) as they shall agree among themselves.
(b)    After such transfer, such Holder shall retain its rights under this Agreement with respect to all other Registrable Securities owned by such Holder. Upon the request of such Holder, the Company shall execute a Registration Rights Agreement with such transferee or a proposed transferee substantially similar to the applicable sections of this Agreement.
11.    Lock-up Agreement.
Each Holder of Registrable Securities agrees that such Holder shall not during the period commencing on the Effective Date until the Lock-up Expiration, (a) offer, pledge (other than to a financial institution in exchange for borrowed money), sell, contract to sell, grant any option or contract to purchase, purchase any option or contract to sell, hedge the beneficial ownership of or otherwise dispose of, directly or indirectly, any Registrable Securities, or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of Registrable Securities or such other securities, in cash or otherwise (each such transaction, a “Transfer”); provided that any Holder may Transfer Registrable Securities to a Permitted Transferee who agrees in writing to be bound by and subject to the terms and conditions set forth in this Section 11. In connection with any such Transfer, if the transferor is a Greystone Holder, then the transferee shall be deemed a Greystone Holder under this Agreement, and if the transferor is an Onex Holder, then the transferee shall be deemed an Onex Holder under this Agreement. The foregoing provisions of this Section 11 shall not apply to sales of Registrable Securities to be included in an offering pursuant to Section 2, Section 3 or Section 4. Each Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company that are consistent with the foregoing or that are necessary to give further effect thereto.
12.    Conversion or Exchange of Other Securities.
If Holders offer Registrable Securities by forward sale, or any options, rights, warrants or other securities issued by it or any other person that are offered with, convertible into or exercisable or exchangeable for any Registrable Securities, the Registrable Securities subject to such forward sale or underlying such options, rights, warrants or other securities shall be eligible for registration pursuant to Sections 2, 3 and 4.
13.    Miscellaneous.
(a)    Notices. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be hand delivered or mailed postage prepaid by registered or certified mail or by facsimile transmission (with immediate telephone confirmation thereafter) and, in the case of the Holders, shall also be sent via e-mail,
If to the Company:
Skilled Healthcare Group, Inc.
27442 Portola Parkway, Suite 200
Foothill Ranch, California 92610
Facsimile No.: (949) 282-5820
with a copy to:
If prior to November 1, 2014:

Kaye Scholer LLP
425 Park Avenue
New York, New York 10022
Facsimile No.: (212) 836-8689
Attention: Derek M. Stoldt – derek.stoldt@kayescholer.com

If on or after November 1, 2014:

Kaye Scholer LLP
250 West 55th Street
New York, New York 10019
Facsimile No.: (212) 836-8689
Attention: Derek M. Stoldt – derek.stoldt@kayescholer.com
If to the Onex Holders:

Onex Partners LP
712 Fifth Avenue, 40th Floor
New York, NY 10019
Facsimile No. 212-582-0909
Email: jhausman@onex.com

Onex US Principals LP
421 Leader Street
Marion, OH 43302
Facsimile No. 740-223-7762
Email: dwest@onex.com

Onex Real Estate Holdings III Inc.
421 Leader Street
Marion, OH 43302
Facsimile No. 740-223-7762
Email: dwest@onex.com
With a copy to:
If prior to November 1, 2014:

Kaye Scholer LLP
425 Park Avenue
New York, New York 10022
Facsimile No.: (212) 836-8689
Attention: Derek M. Stoldt – derek.stoldt@kayescholer.com

If on or after November 1, 2014:

Kaye Scholer LLP
250 West 55th Street
New York, New York 10019
Facsimile No.: (212) 836-8689
Attention: Derek M. Stoldt – derek.stoldt@kayescholer.com
If to the Greystone Holders:

Formation Capital, LLC
3820 Mansell Road, Suite 280
Alpharetta, Georgia 30022
Facsimile No.: (678) 261-5112
Attention: Christina Firth – cfirth@formationcapital.com
If to a transferee Holder, to the address of such transferee Holder set forth in the transfer documentation provided to the Company;
in each case with copies to (which shall not constitute notice):
Skadden, Arps, Slate, Meagher & Flom LLP
1440 New York Avenue, NW
Washington, DC 20005
Attention: Jeremy London
Facsimile No.: (202) 661-8299
or at such other address as such party each may specify by written notice to the Company, the Onex Holders and the Greystone Holders, and each such notice, request, consent and other communication shall for all purposes of the Agreement be treated as being effective or having been given when delivered personally, upon one Business Day after being deposited with a courier if delivered by courier, upon receipt of facsimile confirmation if transmitted by facsimile, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and postage prepaid as aforesaid.
(b)    No Waivers. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.
(c)    Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. If the outstanding Common Stock is converted into or exchanged or substituted for other securities issued by any other Person, as a condition to the effectiveness of the merger, consolidation, reclassification, share exchange or other transaction pursuant to which such conversion, exchange, substitution or other transaction takes place, such other Person shall automatically become bound hereby with respect to such other securities constituting Registrable Securities and, if requested by the Holders or a permitted transferee, shall further evidence such obligation by executing and delivering to the Holders and such transferee a written agreement to such effect in form and substance satisfactory to the Holders.
(d)    Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.
(e)    Specific Enforcement; Consent to Jurisdiction. The parties hereto agree that irreparable damage would occur and that they would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Chancery Court of the State of Delaware (or in the event, but only in the event, that such court does not have subject matter jurisdiction over such action or proceeding, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware) (such courts, the “Chosen Courts”), without proof of actual damages, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties irrevocably (i) submits itself to the exclusive jurisdiction of the Chosen Courts for the purpose of any litigation directly or indirectly based upon, relating to or arising out of this Agreement or any of the Transactions or the negotiation, execution or performance hereof or thereof, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from the Chosen Courts and (iii) agrees that it will not bring any action relating to this Agreement or the Transactions in any court other than the Chosen Courts. Each of the parties hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any litigation with respect to this Agreement, (x) any claim that it is not personally subject to the jurisdiction of the Chosen Courts for any reason other than the failure to serve in accordance with this Section 13(e), (y) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in Chosen Courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (z) to the fullest extent permitted by the applicable law, any claim that (A) the suit, action or proceeding in such court is brought in an inconvenient forum, (B) the venue of such suit, action or proceeding is improper or (C) this Agreement, or the subject matter of this Agreement, may not be enforced in or by such courts. Each of the parties hereby irrevocably consents to service being made through the notice procedures set forth in Section 13(a) and agrees that service of any process, summons, notice or document by personal delivery to the respective addresses set forth in Section 13(a) shall be effective service of process for any litigation in connection with this Agreement or the Transactions. Nothing in this Section 13(e) shall affect the right of any party to serve legal process in any other manner permitted by law.
(f)    Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED AND UNDERSTANDS THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 13(f).
(g)    Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts (including by facsimile) and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto. Facsimile signatures or signatures received as a .pdf attachment to electronic mail shall be treated as original signatures for all purposes of this Agreement.
(h)    Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes and replaces all other prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof.
(i)    Captions. The headings and other captions in this Agreement are for convenience and reference only and shall not be used in interpreting, construing or enforcing any provision of this Agreement.
(j)    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.
(k)    Amendments. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, with respect to any party unless made in writing and signed by a duly authorized representative of such party.
(l)    Aggregation of Stock. All Registrable Securities held by or acquired by any Affiliated Persons will be aggregated together for the purpose of determining the availability of any rights under this Agreement.
(m)    Equitable Relief. The parties hereto agree that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.
[Signature Pages Follow]

IN WITNESS WHEREOF, this Agreement has been duly executed by each of the undersigned as of the date first written above.
Skilled Healthcare Group, Inc.
By:     /s/ Robert H. Fish
    Name: Robert H. Fish
    Title: Chief Executive Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, this Agreement has been duly executed by each of the undersigned as of the date first written above.
Onex Real Estate Holdings III Inc.

By:/s/ Robert M. Le Blanc
Name: Robert M. Le Blanc
        Title: Vice President

By: /s/ Donald F. West
Name: Donald F. West
    Title: Vice President

Onex Partners LP
By: Onex Partners GP LP, its General Partner
By: Onex Partners Manager LP, its Agent
By: Onex Partners Manager GP ULC, its General Partner

By: /s/ Robert M. Le Blanc
Name: Robert M. Le Blanc

[Signature Page to Registration Rights Agreement]

Title: Senior Managing Director

By: /s/ Donald F. West
Name: Donald F. West
    Title: Vice President and Secretary

Onex US Principals LP
By: Onex American Holdings GP LLC, its General Partner

By: /s/ Robert M. Le Blanc
Name: Robert M. Le Blanc
Title: Director

By: /s/ Donald F. West
Name: Donald F. West
Title: Director

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, this Agreement has been duly executed by the undersigned as of the date first written above.

GAZELLE GEN, LLC,
a Delaware limited liability company

By: /s/ Isaac M. Neuberger
Name: Isaac M. Neuberger
Title: Manager

MID ATLANTIC HEALTHCARE INVESTORS, LLC,
a Delaware limited liability company

By: /s/ Isaac M. Neuberger
Name:
Title:

MCP GENESIS, LLC,
a Delaware limited liability company

[Signature Page to Registration Rights Agreement]

By: /s/ Robert Hartman
Name: Robert Hartman
Title: Manager

MIDWAY GEN CAPITAL, LLC,
a Delaware limited liability company

By: /s/ Robert Hartman
Name: Robert Hartman
Title: Manager

ROBERT HARTMAN FAMILY TRUST

By: /s/ Michael Harris
Name: Michael Harris
Title: Trustee

[Signature Page to Registration Rights Agreement]

SENIOR CARE GENESIS, LLC,
a Delaware limited liability company

By: Senior Care Development, LLC, its Manager

By: /s/ David Reis
Name: David Reis
Title: Managing Member

HCCF MANAGEMENT GROUP XI, LLC,
a Delaware limited liability company

By: /s/ Arnold Whitman
Name: Arnold Whitman
Title: Manager

HCCF MANAGEMENT GROUP, INC.,
a Georgia corporation

[Signature Page to Registration Rights Agreement]

By: /s/ Arnold Whitman
Name: Arnold Whitman
Title: President and CEO

[Signature Pages Continue]

[Signature Page to Registration Rights Agreement]

ALG GENESIS LLC,
a Delaware limited liability company

By: ________________________________
Name: Asher Low
Title: Manager

KIDRON VII, LLC,
a Delaware limited liability company

By: ________________________________
Name: Joel Kestenbaum
Title: Manager

OPHEL VII, LLC,
a Delaware limited liability company

By: ________________________________
Name: Rivki Wolmark
Title: Manager

[Signature Page to Registration Rights Agreement]

KIDRON VIII, LLC,
a Delaware limited liability company

By: /s/ Sheldon Salcman
Name: Sheldon Salcman
Title: Manager

OPHEL VIII, LLC,
a Delaware limited liability company

By: /s/ Sheldon Salcman
Name: Sheldon Salcman
Title: Manager

KENSINGTON HEALTHCARE INVESTORS, LLC,
a Delaware limited liability company

[Signature Page to Registration Rights Agreement]

By: /s/ James S. Lee
Name: James S. Lee
Title: Manager

COLUMBIA PACIFIC OPPORTUNITY FUND, L.P.,
a Washington limited partnership

By: Columbia Pacific Advisors, LLC, its General Partner

By: /s/ Alexander Washburn
Name: Alexander Washburn
Title: Managing Member

3D REALTY ASSOCIATES, LLC,
a New York limited liability company

By: /s/ Henry Schon
Name: Henry Schon
Title: Manager

[Signature Page to Registration Rights Agreement]

SCHON FAMILY FOUNDATION
a New York non-profit corporation

By: /s/ Henry Schon
Name: Henry Schon
Title: President

H. GROSS FAMILY LP,
a New York limited partnership

By: /s/ Henry Gross
Name: Henry Gross
Title: General Partner

/s/ Mark Gross
MARK GROSS

[Signature Page to Registration Rights Agreement]

/s/ Christopher M. Sertich
CHRISTOPHER M. SERTICH

________________________________
MICHAEL T. JONES

FC PROFIT SHARING, LLC,
a Delaware limited liability company

By: /s/ Steven E. Fishman
Name: Steven E. Fishman
Title: Manager

ZAC PROPERTIES XI, LLC,
a Virginia limited liability company

By: /s/ Steven E. Fishman

[Signature Page to Registration Rights Agreement]

Name: Steven E. Fishman
Title: Manager

/s/ Steven E. Fishman
STEVEN E. FISHMAN

GEN MANAGEMENT, LLC,
a Delaware limited liability company

By: /s/ George V. Hager Jr.
Name:
Title:

GEN MANAGEMENT INVESTORS, LLC,
a Delaware limited liability company

[Signature Page to Registration Rights Agreement]

By: /s/ George V. Hager Jr.
Name:
Title:

________________________________
GEORGE HAGER

________________________________
ROBERT REITZ

________________________________
DAVID ALMQUIST

________________________________
PAUL BACH

________________________________
RICHARD P. BLINN

[Signature Page to Registration Rights Agreement]

________________________________
DANIEL A. HIRSCHFELD

________________________________
JEANNE PHILLIPS

________________________________
MICHAEL S. SHERMAN

________________________________
RICHARD CASTOR

________________________________
THOMAS DIVITTORIO

[Signature Page to Registration Rights Agreement]

________________________________
JOANNE REIFSNYDER

________________________________
RAY THIVIERGE

________________________________
DAVID BERTHA

________________________________
LOU ANN SOIKA

________________________________
JEFFREY BERENBACH

________________________________
WALTER J. KIELAR

[Signature Page to Registration Rights Agreement]

________________________________
WENDY LABATE

________________________________
JOSEPH MASON

________________________________
BRAD EVANS

________________________________
JASON FEUERMAN

________________________________
JOSEPH B. BOURNE JR.

[Signature Page to Registration Rights Agreement]

________________________________
STEPHEN S. YOUNG

________________________________
GARRY PEZZANO

________________________________
LAURENCE F. LANE

________________________________
KEN SILVERWOOD

________________________________
J. RICHARD EDWARDS

________________________________
NORMAN SCHUEFTAN

[Signature Page to Registration Rights Agreement]

________________________________
MARY WRINN

________________________________
BARBARA HAUSWALD

________________________________
JAMES TABAK

________________________________
MIKE GUGLIEMO

OPCO ROCK, LLC

By: /s/ Isaac M. Neuberger
Name:
Title:

[Signature Page to Registration Rights Agreement]

Schedule A
Onex Real Estate Holdings III Inc.
Onex Partners LP
Onex US Principals LP
William A. Sanger
Colby Bartlett L.L.C.
Steven J. Shulman
James T. Kelly
Steven Epstein
Michael Boxer
Joel I. Greenberg
Granite Investments, LP
Cariad Investment Holdings Ltd.

Schedule B

Health Care REIT, Inc.
Gazelle Gen, LLC
MCP Genesis, LLC
Midway Gen Capital, LLC
Robert Hartman Family Trust
Senior Care Genesis, LLC
HCCF Management Group XI, LLC
ZAC Properties XI, LLC
ALG Genesis, LLC
Kidron VII, LLC
Ophel VII, LLC
Kensington Healthcare Investors, LLC
Columbia Pacific Opportunity Fund, L.P.
3D Realty Associates, LLC
Schon Family Foundation
H. Gross Family LP
Mark Gross
Christopher M. Sertich
Michael T. Jones
Kidron VIII, LLC
Ophel VIII, LLC
Steven E. Fishman
HCCF Management Group, Inc.
GEN Management, LLC
GEN Management Investors, LLC
FC Profit Sharing, LLC
OpCo Rock LLC
Mid Atlantic Healthcare Investors, LLC
George Hager
Robert “Mike” Reitz
Paul Bach

Dave Almquist
Richard Blinn
Daniel Hirschfeld
Richard Castor
Thomas DiVittorio
Jeanne Phillips
Michael Sherman
Walter Kielar
Jeffrey Berenbach
Joseph Mason
Wendy Labate
Lou Ann Soika
David Bertha
Lawrence Lane
Joseph Bourne Jr.
Steve Young
J. Richard Edwards
Norman Schueftan
Ken Silverwood
Garry Pezzano
Joanne Reifsnyder
Ray Thivierge
Brad Evans
Jason Fuerman
Mary Wrinn
Barbara Hauswald
James Tabak
Mike Gugliemo
Joseph Dvorak